SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

____________________________________________________________________________________________.

2.	Aggregate number of securities to which transaction applies:

____________________________________________________________________________________________.

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________________________________________.

4.	Proposed maximum aggregate value of transaction:

____________________________________________________________________________________________.

5.	Total fee paid:

____________________________________________________________________________________________.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

$___________________________________________________________________________________________.

2.	Form, Schedule or Registration Statement No.:

____________________________________________________________________________________________.

3.	Filing Party:

____________________________________________________________________________________________.

4.	Date Filed:

____________________________________________________________________________________________.

Explanatory Note

The registrant’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2006 inadvertently referenced the date of the Chelsea Therapeutics International, Ltd. 2006 Annual Meeting of Stockholders as Wednesday, July 19, 2006. The actual date of the annual meeting is Monday, June 19, 2006.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

2006 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Chelsea Therapeutics International, Ltd.:

The definitive proxy statement for Chelsea Therapeutics International, Ltd., filed with the Securities and Exchange Commission on May 1, 2006 and first mailed to stockholders on or about May 4, 2006, inadvertently referenced the date of the Chelsea Therapeutics International, Ltd. 2006 Annual Meeting of Stockholders as Wednesday, July 19, 2006. The actual date of the annual meeting is Monday, June 19, 2006. The definitive proxy statement for Chelsea is hereby amended to change each reference to the date of Chelsea’s 2006 Annual Meeting of Stockholders from Wednesday, July 19, 2006 to Monday, June 19, 2006. No other information in the proxy statement, including the record date of April 25, 2006, has changed.

This amendment, dated May 17, 2006, is first being sent to stockholders on or about May 18, 2006.

Attached, please find a revised proxy card for the Company’s 2006 Annual Meeting of Stockholders reflecting a meeting date of June 19, 2006. The revised proxy card is on BLUE paper. Please note that in order for your vote to count at the annual meeting, you must submit the enclosed BLUE proxy card. Submissions of the WHITE proxy card sent with the original proxy statement will not be counted.

Your vote is important. In order to assure your representation at the annual meeting, please complete, sign and date the enclosed BLUE proxy card as promptly as possible and return it in the enclosed envelope.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Chelsea Therapeutics International, Ltd., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 1, 2006, and the amendment to the Proxy Statement dated May 17, 2006, and hereby appoints Simon Pedder and J. Nick Riehle and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of Chelsea Therapeutics International, Ltd., to be held on Monday, June 19, 2006 at 9:00 a.m., local time, at the Ballantyne Resort located at 10000 Ballantyne Commons Parkway, Charlotte, NC 28277 and any adjournment(s) thereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, (2) FOR THE AMENDMENTS TO THE 2004 STOCK PLAN AND (3) FOR THE RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2006 FISCAL YEAR.

Election of Directors

1.	The Board of Directors recommends a vote FOR the nominees to the Board of Directors listed below.

	FOR	WITHHOLD		FOR	WITHHOLD

01 – Simon Pedder	☐	☐	04 – Neil Herskowitz	☐	☐
02 – Michael Weiser	☐	☐	05 – Johnson Y.N. Lau	☐	☐
03 – Kevan Clemens	☐	☐	06 – Jason Stein	☐	☐

Issues

The Board of Directors recommends a vote FOR the following proposals:

2.	Proposal to approve the amendments to the 2004 Stock Plan.

☐  FOR                                     ☐  AGAINST                                     ☐  ABSTAIN

3.	Proposal to ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

☐  FOR                                     ☐  AGAINST                                     ☐  ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.

☐	Please check here if you plan to attend the Annual Meeting in person.

Authorized signatures—Sign here—This section must be completed for your instructions to be executed.

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Dated: , 2006

Signature:

Signature: